UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2008

BioFuel Energy Corp.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200

Denver, CO  80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 592-8110

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On August 29, 2008, BioFuel Energy Corp. issued a press release announcing that certain of its subsidiaries had amended their credit agreement and related collateral account agreement with a group of lenders.  A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 29, 2008 announcing the amendment to Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: August 29, 2008	By:	/s/ Scott Pearce
	Name:	Scott Pearce
	Title:	President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 29, 2008 announcing the amendment to Credit Agreement.